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                                  EXHIBIT j(1)

                             CONSENT OF ROPES & GRAY


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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 31 to the Registration Statement of AmSouth Mutual Funds on Form N-1A under the Securities Act of 1933, as amended.



                                            /s/ Ropes & Gray


                                            ROPES & GRAY



Washington, D.C.
November 22, 1999